                                                                  EXHIBIT 28.1



CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-AUG-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                         93-2A               93-2C              93-2D            93-2E.A
                                                ------------------   -----------------   --------------   ---------------
BEGINNING SECURITY BALANCE                      $    20,834,548.69   $   62,551,533.42   $39,262,623.70   $ 25,591,596.75
  Loans Repurchased                                             --                  --               --                --
  Scheduled Principal Distribution                       35,212.11          102,691.51       367,340.92        222,576.26
  Additional Principal Distribution                       7,844.18           51,182.59        51,268.28          9,220.94
  Liquidations Distribution                                     --          510,290.47       124,748.15        378,623.42
  Accelerated Prepayments                                       --                  --               --                --
  Adjustments (Cash)                                            --                  --               --                --
  Adjustments (Non-Cash)                                        --                  --               --                --
  Losses/Foreclosures                                           --                  --               --                --
  Special Hazard Account                                        --                  --               --                --
                                                ------------------   -----------------   --------------   ---------------
                 Ending Security Balance        $    20,791,492.40   $   61,887,368.85   $38,719,266.35   $ 24,981,176.13
                                                ==================   =================   ==============   ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                         $      130,271.57     $     379,900.68   $   220,914.99   $    141,008.68
Compensating Interest                                          --             2,394.12           407.00            606.51

  Trustee Fee (Tx. Com. Bk.)                               234.39               781.89           490.78            277.24
  Pool Insurance Premium (PMI Mtg. Ins.)                       --                   --               --          5,630.15
  Pool Insurance (GE Mort. Ins.)                         5,041.96                   --         6,321.28                --
  Pool Insurance (United Guaranty Ins.)                        --                   --               --                --
  Backup for Pool Insurance (Fin. Sec. Assur.)                 --                   --               --                --
  Special Hazard Insurance (Comm. and Ind.)                989.64                   --               --                --
  Bond Manager Fee (Capstead)                              329.88               781.89           572.58            319.89
  Excess Compensating Interest (Capstead)                      --                   --               --                --
  Administrative Fee (Capstead)                            564.30             2,606.36         1,226.95            906.36
  Administrative Fee (Other)                                   --                   --               --                --
  Excess-Fees                                                  --                   --               --                --
  Special Hazard Insurance (Aetna Casualty)                    --                   --               --                --
  Other                                                        --                   --               --                --
                                                ------------------   -----------------   --------------   ---------------
                 Total Fees                              7,160.17             4,170.14         8,611.59          7,133.64
                                                ------------------   -----------------   --------------   ---------------
 Servicing Fee                                           6,218.90            16,256.17        10,809.64          7,125.26
 Interest on Accelerated Prepayments                           --                   --               --                --
                                                ------------------   -----------------   --------------   ---------------
                 Total Interest Distribution    $      143,650.64    $      402,721.11   $   240,743.22   $    155,874.09
                                                ==================   =================   ==============   ===============
LOAN COUNT                                                     80                  243              205               130
WEIGHTED AVERAGE PASS-THROUGH RATE                           7.50                 7.33             6.76          6.640392




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



DEAL REFERENCE                                        93-2E.B               93-2G            93-2I             93-2I.1
                                                ------------------   -----------------   --------------   ---------------
BEGINNING SECURITY BALANCE                      $    70,458,316.72   $  101,934,635.33   $11,470,767.89   $  9,632,078.71
  Loans Repurchased                                             --                  --               --                --
  Scheduled Principal Distribution                      105,958.77          162,189.02        13,322.66         10,778.07
  Additional Principal Distribution                      17,785.73           48,313.21         5,818.13            403.21
  Liquidations Distribution                             538,148.79          311,480.35       194,852.97        709,243.20
  Accelerated Prepayments                                       --                  --               --                --
  Adjustments (Cash)                                            --                  --            45.60                --
  Adjustments (Non-Cash)                                        --                  --               --                --
  Losses/Foreclosures                                           --                  --               --                --
  Special Hazard Account                                        --                  --               --                --
                                                ------------------   -----------------   --------------   ---------------
                 Ending Security Balance        $    69,796,423.43   $  101,412,652.75   $11,256,728.53   $  8,911,654.23
                                                ==================   =================   ==============   ===============

INTEREST DISTRIBUTION:
Due Certificate Holders                         $       415,749.12   $      606,334.20   $    79,172.14   $     65,253.42
Compensating Interest                                       711.89              973.27               --                --

  Trustee Fee (Tx. Com. Bk.)                                763.30            1,146.76           143.44            120.40
  Pool Insurance Premium (PMI Mtg. Ins.)                 15,500.83                  --               --                --
  Pool Insurance (GE Mort. Ins.)                                --                  --         2,449.05          2,831.84
  Pool Insurance (United Guaranty Ins.)                         --                  --               --                --
  Backup for Pool Insurance (Fin. Sec. Assur.)                  --                  --           812.51                --
  Special Hazard Insurance (Comm. and Ind.)                     --                  --               --                --
  Bond Manager Fee (Capstead)                               880.73            1,274.18           734.83                --
  Excess Compensating Interest (Capstead)                       --                  --           626.16          2,432.84
  Administrative Fee (Capstead)                           2,495.50            4,247.29            30.01            401.30
  Administrative Fee (Other)                                    --                  --               --                --
  Excess-Fees                                                   --                  --               --                --
  Special Hazard Insurance (Aetna Casualty)                     --                  --           343.18            249.63
  Other                                                         --                  --             0.05                --
                                                ------------------   -----------------   --------------   ---------------
                 Total Fees                              19,640.36            6,668.23         5,139.23          6,036.01
                                                ------------------   -----------------   --------------   ---------------
 Servicing Fee                                           18,416.49           25,338.05         3,584.64          3,010.05
 Interest on Accelerated Prepayments                            --                  --               --                --
                                                ------------------   -----------------   --------------   ---------------
                 Total Interest Distribution    $       454,517.86   $      639,313.75   $    87,896.01   $     74,299.48
                                                ==================   =================   ==============   ===============
LOAN COUNT                                                     249                 384               48                39
WEIGHTED AVERAGE PASS-THROUGH RATE                            7.09                7.14             8.42          8.129512



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

DEAL REFERENCE                                        93-2I.2             1995-A             1996-A            1996-B
                                                ------------------   -----------------   ---------------   ---------------
BEGINNING SECURITY BALANCE                      $    16,466,579.78   $   26,712,722.82   $ 20,877,716.59   $ 40,813,147.00
  Loans Repurchased                                             --                  --                --                --
  Scheduled Principal Distribution                       18,105.40           28,856.15         27,574.54         49,829.65
  Additional Principal Distribution                      20,596.33            5,273.76         51,947.15         15,646.72
  Liquidations Distribution                             558,286.74          461,538.38        218,063.22        969,116.55
  Accelerated Prepayments                                       --                  --                --                --
  Adjustments (Cash)                                            --                  --                --                --
  Adjustments (Non-Cash)                                        --                  --                --                --
  Losses/Foreclosures                                           --                  --                --                --
  Special Hazard Account                                        --                  --                --                --
                                                ------------------   -----------------   ---------------   ---------------
                 Ending Security Balance        $    15,869,591.31   $   26,217,054.53   $ 20,580,131.68   $ 39,778,554.08
                                                ==================   =================   ==============   ================

INTEREST DISTRIBUTION:
Due Certificate Holders                         $       115,333.43   $      178,603.60   $    130,243.70   $    259,665.21
Compensating Interest                                           --                  --                --                --

  Trustee Fee (Tx. Com. Bk.)                                205.83              222.61            260.97            510.17
  Pool Insurance Premium (PMI Mtg. Ins.)                  4,751.98                  --                --         11,029.75
  Pool Insurance (GE Mort. Ins.)                                --           10,017.27          6,012.78                --
  Pool Insurance (United Guaranty Ins.)                         --                  --                --                --
  Backup for Pool Insurance (Fin. Sec. Assur.)              845.20                  --                --          1,083.68
  Special Hazard Insurance (Comm. and Ind.)                     --                  --                --                --
  Bond Manager Fee (Capstead)                                   --                  --                --                --
  Excess Compensating Interest (Capstead)                   427.85            1,249.29            193.20          3,427.63
  Administrative Fee (Capstead)                             686.08              689.43            869.91          1,700.54
  Administrative Fee (Other)                                    --                  --                --                --
  Excess-Fees                                                   --                  --                --                --
  Special Hazard Insurance (Aetna Casualty)                 492.62              612.16            478.45          1,180.18
  Other                                                         --                  --                --                --
                                                ------------------   -----------------   ---------------   ---------------
                 Total Fees                               7,409.56           12,790.76          7,815.31         18,931.95
                                                ------------------   -----------------   ---------------   ---------------
 Servicing Fee                                            5,145.80            8,347.75          5,737.76         12,138.40
 Interest on Accelerated Prepayments                            --                  --                --                --
                                                ------------------   -----------------   ---------------   ---------------
                 Total Interest Distribution    $       127,888.79   $      199,742.11   $    143,796.77   $    290,735.56
                                                ==================   =================   ===============   ===============
LOAN COUNT                                                      69                 127                78               150
WEIGHTED AVERAGE PASS-THROUGH RATE                            8.40                8.02              7.48          7.634752



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


DEAL REFERENCE                                         1996-C.1            1996-C.2             1996-C.3
                                                 ------------------   ------------------   ------------------
BEGINNING SECURITY BALANCE                       $     6,053,717.67   $    12,862,113.73   $    12,654,079.21
  Loans Repurchased                                              --                   --                   --
  Scheduled Principal Distribution                         6,065.86            14,783.56            12,075.36
  Additional Principal Distribution                          176.36             4,654.45             2,040.37
  Liquidations Distribution                                      --                   --           428,372.12
  Accelerated Prepayments                                        --                   --                   --
  Adjustments (Cash)                                             --                   --                   --
  Adjustments (Non-Cash)                                         --                   --                   --
  Losses/Foreclosures                                            --                   --                   --
  Special Hazard Account                                         --                   --                   --
                                                 ------------------   ------------------   ------------------
                 Ending Security Balance         $     6,047,475.45   $    12,842,675.72   $    12,211,591.36
                                                 ==================   ==================   ==================
INTEREST DISTRIBUTION:
Due Certificate Holders                          $        42,456.91   $        88,863.97   $        84,247.07
Compensating Interest                                            --                   --                   --
  Trustee Fee (Tx. Com. Bk.)                                  75.67               107.18               105.45
  Pool Insurance Premium (PMI Mtg. Ins.)                         --                   --                   --
  Pool Insurance (GE Mort. Ins.)                           1,743.47                   --                   --
  Pool Insurance (United Guaranty Ins.)                          --                   --             4,713.65
  Backup for Pool Insurance (Fin. Sec. Assur.)                   --                   --                   --
  Special Hazard Insurance (Comm. and Ind.)                      --                   --                   --
  Bond Manager Fee (Capstead)                                    --                   --             2,573.67
  Excess Compensating Interest (Capstead)                        --                   --             2,134.38
  Administrative Fee (Capstead)                              302.69               267.96               519.29
  Administrative Fee (Other)                                     --                   --                   --
  Excess-Fees                                                    --                   --                   --
  Special Hazard Insurance (Aetna Casualty)                  138.74                   --               365.92
  Other                                                          --                   --                   --
                                                 ------------------   ------------------   ------------------
                 Total Fees                                2,260.57               375.14            10,412.36
                                                 ------------------   ------------------   ------------------
 Servicing Fee                                             1,891.80             2,956.11             3,954.44
 Interest on Accelerated Prepayments                             --                   --                   --
                                                 ------------------   ------------------   ------------------
                 Total Interest Distribution     $        46,609.28   $        92,195.22   $        98,613.87
                                                 ==================   ==================   ==================
LOAN COUNT                                                       29                   64                   58
WEIGHTED AVERAGE PASS-THROUGH RATE                             8.41                 8.29             8.233305



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